UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: December 18, 2012

(Date of earliest reported)

Multiband Corporation

(Exact name of registrant as specified in its chapter)

Commission File Number: 13529

Minnesota	41-1255001
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

5605 Green Circle Drive, Minnetonka, MN 55343

(Address of principal executive offices, including zip code)

(763) 504-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 1.01 Entry into A Material Definitive Agreement

On December 18, 2012, the Company reached a conceptual agreement to amend its July 9, 2012 acquisition agreement with MDU Communications to extend the deadline for completing the transaction to February 28, 2013 from December 31, 2012. The parties also agreed in concept to amend the consideration paid by Multiband for the acquisition to Preferred Stock as detailed in the concept letter attached hereto as an exhibit. The parties intend to work on a formal amendment to the agreement in the near term to reflect these revised terms.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit

The following exhibits are being filed with this Current Report on Form 8-K and are hereby incorporated herein by reference:

Exhibit	Description

99.1	Conceptual Agreement to Amend the MDU Communications Acquisition Agreement	Filed Electronically

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Multiband Corporation

Date: December 24, 2012	By:	/s/ James L. Mandel
James L. Mandel
Chief Executive Officer

2

Exhibit Index

No.	Description	Manner of Filing

99.1	Conceptual Agreement to Amend the MDU Communications Acquisition Agreement	Filed Electronically

3